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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 14, 2003
Date of Earliest Event Reported: November 13, 2003

LIBERTY MEDIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20421	84-1288730
(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (720) 875-5400

Item 9. Regulation FD Disclosure; Item 12. Results Of Operations and Financial Condition

        On November 13, 2003, Liberty Media Corporation (the "Company") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Form 10-Q for the quarter ended September 30, 2003, which was filed with the Securities and Exchange Commission (the "SEC") on November 13, 2003. The information included in the Press Release is not meant to serve as a release of financial results of the Company. The Press Release also includes certain guidance for 2003.

        This Form 8-K and the Press Release attached hereto as an Exhibit 99.1 are being furnished to the SEC under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. This Form 8-K and the Press Release, insofar as they disclose historical information regarding Liberty's results of operations or financial condition for the third quarter of 2003, are also being furnished to the SEC under Item 12 of Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2003

LIBERTY MEDIA CORPORATION
By:	/s/ CHRISTOPHER W. SHEAN Name: Christopher W. Shean Title: Senior Vice President and Controller

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  Item 9. Regulation FD Disclosure; Item 12. Results Of Operations and Financial Condition
SIGNATURE